UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2020 (April 6, 2020)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(786) 254-6709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On April 6, 2020, Cool Holdings Inc. (the “Company”) through its subsidiaries, OneClick International, LLC and OneClick License LLC (collectively, the “Sellers”), entered into an agreement (the “Purchase Agreement”) by and among the Sellers and Mr. Carlos Padilla and Ms. Isabel Jarrin (collectively, the “Purchasers”).  Pursuant to the Purchase Agreement, the Company transferred all of its ownership in Verablue Caribbean Group, S.R.L. (“Verablue”), held indirectly through the Sellers’ membership interest in Verablue, to the Purchasers (the “Disposition”).  The closing of the Disposition occurred concurrently with the execution of the Purchase Agreement on April 6, 2020.  Verablue owns and operates the Company’s business in The Dominican Republic, consisting of seven retail consumer electronic stores that are authorized resellers of Apple® products, and other consumer electronic brands.

The Purchase Agreement contains representations, warranties and commitments customary for a transaction of its size and nature.  The total consideration for the Disposition was $150,000, including a promissory note for $100,000 payable to the Company, on an “as is, where is” basis, that entails the Purchasers buying all assets and assuming all liabilities of Verablue.  Also, subject to certain limitations, the parties have agreed to indemnify each other for breaches of their respective representations, warranties, commitments and other specified matters therein.  Furthermore, all trademarks owned by Verablue in The Dominican Republic and in other countries excluding Argentina and North America related to “OneClick” will be assigned to the Purchasers by way of a trademark assignment agreement.

The foregoing is a summary of certain material terms and conditions of the Disposition and Purchase Agreement, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Purchase Agreement and the Promissory Note, attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated herein by reference.

Item 2.01.Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01.Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement
10.2	Promissory Note

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	April 9, 2020	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer